Employee benefits	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee benefits	Employee benefits
Accounting policy
Contributions to defined contribution retirement benefit plans are recognized as an expense when employees have rendered service entitling them to the contributions. Payments made to state-managed retirement benefit schemes are dealt with as payments to defined contribution plans where our obligations under the plans are equivalent to those arising in a defined contribution retirement benefit plan.
We maintain one multi-employer union defined benefit pension plan and various other defined contribution pension plans covering a substantial part of our employees. ASML accounts for its multi-employer defined benefit plan as if it were a defined contribution plan for the following reasons:
•ASML is affiliated to an industry-wide pension fund and uses the pension scheme in common with other participating companies.
•Under the regulations of the pension plan, the only obligation these participating companies have towards the pension fund is to pay the annual premium liability. Participating companies are under no obligation whatsoever to pay off any deficits the pension plan may incur. Nor have they any claim to any potential surpluses.
Our pension and retirement expenses for all employees for the years ended December 31, 2020, 2019 and 2018 were:

Year ended December 31 (€, in millions)	2018	2019	2020
Pension plan based on multi-employer union plan	74.0	96.6	126.8
Pension plans based on defined contribution	48.0	55.9	55.8
Pension and retirement expenses	122.0	152.5	182.6

In accordance with the collective bargaining agreements effective for the industry in which we operate, which has no expiration date, there are 13,816 eligible employees in the Netherlands that participate in a multi-employer union plan. Our net periodic pension cost for this multi-employer union plan for any period is the amount of the required employer contribution for that period.
This multi-employer union plan is managed by PME and covers approximately 1,400 companies and approximately 168,000 contributing members. Every company participating in the PME contributes a premium that is based on the same contribution rate. This contribution rate can fluctuate yearly based on the coverage ratio of the multi-employer union plan. For 2020, the contribution percentage was 22.7% (2019: 22.7%). For 2020, our contribution to this multi-employer union plan (including the premiums paid by employees), was 14.0% (2019: 11.7%) of the total contribution to the plan. For 2021, we expect to contribute around €190.0 million to this multi-employer union plan (including the premiums paid by employees). The pension rights of each employee are based upon the employee’s average salary during employment.
The PME multi-employer union plan monitors its risks on a global basis and is subject to regulation by Dutch governmental authorities. By Dutch law (the Dutch Pension Act), a multi-employer union plan must be monitored against specific criteria, including the coverage ratio of the plan’s assets to its obligations. The coverage percentage is calculated by dividing the funds capital by the total sum of pension liabilities and is based on actual market interest rates. The coverage ratio as per December 31, 2020 is 97.2% (December 31, 2019: 98.7%) and is below the legally required minimum coverage ratio of 104.0%. While the current coverage ratio is below the legally required minimum, PME has made use of a temporary ministerial exemption regulation in 2020 due to the current economic environment, which exempts PME from the requirement to reduce the pension payouts in 2021.
Additionally, PME has initiated a recovery plan to increase the coverage ratio to its legally required minimum level. Based on this plan it is estimated that the coverage ratio will increase to the legally required minimum coverage ratio as of 2028, which is within the legally required maximum recovery period of ten years. ASML has no obligation to pay off any deficits the pension fund may incur, nor do we have any claim to any potential surpluses.
We also participate in several other defined contribution pension plans (outside the Netherlands), with our expenses for these plans equaling the employer contributions made in the relevant period.
As part of the acquisition of Berliner Glas, we assumed a pension plan in Switzerland that is classified as a defined benefit pension plan as a result of a requirement to provide additional funding in case of a shortfall, while surpluses can only become due to beneficiaries. The plan is funded in line with the statutory requirements. The current level of funding is sufficient with a coverage ratio of 106. Furthermore, the pension fund is allowed to take measures to limited the deficit before additional funding is required by the participating companies. As of December 31, 2020, the plan assets are estimated at €74.7 million and the pension obligation at €89.5 million, resulting in a net pension liability of €14.8 million recorded under non-current Accrued and other liabilities.
Deferred compensation plans
We have a non-qualified deferred compensation plan for our US employees that allows a select group of management or highly compensated employees to defer a portion of their salary, bonus, and commissions. The plan allows us to credit additional amounts to the participants’ account balances. The participants divide their funds among the investments available in the plan. Participants elect to receive their funds in future periods after the earlier of their employment termination or their withdrawal election, at least 3 years after deferral. Expenses were close to nil relating to this plan in 2020, 2019 and 2018. As of December 31, 2020, our liability under deferred compensation plans was €68.3 million (2019: €56.6 million).The related compensation plan assets are €67.0 million (2019: €55.1 million).